A CHALLENGING YEAR PRODUCES RECORD RESULTS In the February 2013 newsletter I wrote, “Many Factors Combine to Produce Record Year”. In 2019 I wrote a similar statement saying “Multiple Factors Create Record Year”. While many factors also culminated in a new record year for 2021, one contributing factor stood out from the rest; that factor was soybean oil. Strong demand for soybean oil driven by a growing renewable diesel industry helped push the margin contribution of soybean oil to an all-time high in 2021. As we begin 2022 soybean oil continues to drive margins and expansion of the soybean processing industry in the United States. We recently announced a new project near Mitchell SD. This is in direct response to the growing demand and increased value of all vegetable oil driven by renewable diesel demand. The Mitchell plant is planned to be a multi seed plant capable of processing not only soybeans but also crops which contain a much higher percentage of oil such as sunflowers. The Mitchell location is well suited to access the growing regions to the west which have the best economics for the production of high oil seeds and the area’s growth in hog production provides an additional outlet for meal. Overall, this prime logistical location will be uniquely poised to answer the growing demand for oil as we continue to build on our strong relationships and key partnerships to ensure long-term success. The board is committed to providing members an avenue for investment in this project. Details will be announced as the project progresses. As we look forward, SDSP is well positioned for a prosperous 2022. Hopefully we can put the challenges of the pandemic in the rear view mirror and the weather improves to provide an abundant harvest next fall. Thanks again for all your support. - Tom Volume 16 Issue 1 www.sdsbp.com - WINTER 2022 - NEWSLETTER ARTICLES PG TITLE 1 A Challenging Year Produces Record Results 2 Unaudited Financial Statements 2 Capital Units Trading History 3 Increase Your Per Acre Return with SDSP 3 Board Nominations Due 4 MyGrower – Gateway to Your SDSP Accounts Tom Kersting, CEO Tom.Kersting@sdsbp.com PAGE 1 Exhibit 99.1

PAGE 2 CAPITAL UNITS TRADING HISTORY UNAUDITED FINANCIAL STATEMENTS South Dakota Soybean Processors, LLC Condensed Balance Sheet December 31, 2021 Assets Current assets Cash and cash equivalents 833,738$ Trade accounts receivable 36,571,001 Inventories 95,066,385 Commodity derivative instruments 11,933,759 Other current assets 4,791,964 Total current assets 149,196,847 Property and equipment 133,919,053 Less accumulated depreciation (61,386,445) Total property and equipment, net 72,532,608 Other assets Investments 12,324,110 Right-of-use lease asset, net 11,232,558 Total other assets 23,556,668 Total assets 245,286,123$ Liabilities and Members' Equity Current liabilities Excess outstanding checks over bank balance 10,698,239$ Current maturities of long-term debt 2,902,473 Note payable - seasonal loan - Current operating lease liabilities 1,958,707 Accounts payable 1,931,911 Accrued commodity purchases 60,892,294 Commodity derivative instruments 27,644,858 Other current liabilities 5,720,284 Total current liabilities 111,748,766 Long-term liabilities Long-term debt, net of current maturities 13,991,458 Long-term operating lease liabilities 6,130,994 Total long-term liabilities 20,122,452 Members' equity 113,414,905 Total liabilities and members' equity 245,286,123$ South Dakota Soybean Processors, LLC Condensed Statement of Operations For the Year Ended December 31, 2021 Net revenues 590,150,153$ Cost of revenues (556,675,807) Gross profit 33,474,346 Administrative expenses (4,590,227) Operating profit 28,884,119 Other income (expense) Interest expense (1,634,367) Other non-operating income 758,163 Income tax expense - Total other income (expense) (876,204) Income from continuing operations 28,007,915 S uth Dakot Soybean Processors, LLC Condens d Balance Sheet December 31, 2021 Assets Current ssets Cash and cash equivalents 833,738$ Trade accounts receivable 36,571,001 Invent ries 95,066,385 Commodity derivative instruments 11,933,759 Other current assets 4,7 1,964 Total current assets 149,196,847 Property and equipment 133,919,053 Less accumulated depr ciation (61,386,445) Total property and equipment, net 72,532,608 Other a sets Investments 2,324,110 Right-of-use lease as et, net 11,232,55 Total other assets 23,556,668 Total assets 245,286,123$ Liabilities and Members' Equity Current liabilities Excess outstanding checks over bank balance 10,698,239$ Current maturiti s f long-term debt 2,902,473 Note payable - seasonal loan - Curre t o er ting lease liabilities , 58,707 o nts payable 1,931,911 Accrued commodity purchases 60,892,294 Commodity derivativ instruments 27,644,858 Other current liabilities 5, 20,284 Total current liabilities 111,748,766 Long-term liabilities debt, net of current maturities 13,991,458 Long-term operating lease liabilities 6, 30,994 Total long-term liabilities 20,122,452 Members' equity 113,414,905 Total liabilities and members' equity 245,286,123$ S uth Dakota Soybean Proc ssors, LLC C ndensed Statement of Op ations For the Year Ended December 31, 2021 Net revenues 90,150,153$ Cost of revenues (556,6 5,807) Gro s profit 33,474,346 Administrative expenses (4,590,227) Operating profit 28,884,119 Other income ( xp nse) Interest expense (1,634,3 7) Other non-operating income 758,163 Income tax exp nse - Total other income (expense) (876,204) Income from continuing operations 28,007,915 South Dakota Soyb an Processors, LLC Condensed Balance Sheet December 31, 2021 Assets Current assets Cash and cash equivalents 833,738$ Tr de accounts r ceivable 6,571,001 Inventories 9 ,066,385 Commodity derivative i struments 11,933,759 Other current assets ,791,964 Total current assets 1 9,196,847 Property and equipment 13 ,919,053 Less accumulated depreciation (61,386,445) Total property and equipment, net 72,532,608 Other assets I vestments 2,324,110 Right-of-use l ase asset, net 1,232,558 Tot l oth r assets 23,556,668 Total assets 245,286,123$ Li bilities and Members' Equity Current liabilities Excess outstanding checks over bank balance 10,698,239$ Current maturities of long-term debt 2,902,473 No pay ble - se sonal loan - Cur ent op rating leas liabilities 1,958,707 Accounts payable ,931,911 Accrue commodity purchases 60,892,294 C it deriv tive i struments 27,644,858 Other current liabilities 5,720,284 Total curr nt liabilities 111,748,766 Long-term liabilities Long-t rm debt, net of current maturities 13,991,458 Long-term op rating leas liabilities 6,130,994 Tot l long-term liabilities 20,122,452 M mbers' equity 113,414,905 To al li biliti s and m mbers' equity 245,286,123$ South Dakota Soyb an Processors, LLC Condensed S atement f Operations For he Year Ended December 31, 2021 Net revenues 590,150,153$ Cost of revenues (5 6,675,807) Gro s profit 33,474,346 Administrativ expenses (4,590,227) Operating profit 8,884,119 Oth r income (expense) Interest expense (1,634,367) Oth r non-operating income 758,163 I com ax expens - Total th r income (expense) (876,204) Income from continuing operations 28,007,915 S uth Dakot Soyb an Processors, LLC Condens d Balance Sheet December 31, 2021 A sets Current ssets Cash and cash equivalents 833,738$ Trade accounts r ceivable 36,571,001 Invent ries 9 ,066,385 Commodity derivative i struments 11,933,759 Other current assets ,7 1,964 Total current assets 1 9,196,847 Property an quipment 13 ,919,053 Less accumulated depr ciation (61,386,445) Total property and equipment, net 72,532,608 Other a sets I vestm nt 2,324,110 Right-of-use l ase as et, net 11,232,55 Tot l other assets 23,556,668 Total assets 245,286,123$ Li bilities and Members' Equity Current liabilities Excess outstanding checks over bank balance 10,698,239$ Current maturiti s f long-term debt 2,902,473 Not pay ble - se sonal loan - Cur e t o r ting leas liabilities , 58,707 o nts payable ,931,911 Accrue commodity purchases 60,892,294 Commodity d rivativ i struments 27,644,858 Other current liabilities 5, 20,284 Total current liabilities 111,748,766 Long-t rm liabilities debt, net of current maturities 13,991,458 L op rating leas liabilities 6, 30,994 Total long-term liabilities 20,122,452 M mbers' equity 113,414,905 To al li biliti s and m mbers' equity 245,286,123$ S u h Dakota Soyb an Proc ssors, LLC C nde s S atement of Op ations For the Year Ended December 31, 2021 Net revenues 90,150,153$ Cost of revenues (55 ,6 5,807) Gro s rofit 33,474,346 Administrativ expenses (4,590,227) Operating profit 28,884,119 O h r income ( xp nse) I ter st expe se (1,634,3 7) Other non-operating income 758,163 Inc me tax exp nse - Total th r income (expense) (876,204) Income from continuing operations 28,007,915 South Dakota Soybean Processors, LLC Condensed Balance Sheet December 31, 2021 Assets Current assets Cash and cash equivalents 833,738$ Trade accounts receivable 36,571,001 Inventories 95,066,385 Commodity derivative instruments 11,933,759 Other current assets 4,791,964 Total current assets 149,196,847 Property and equipment 133,919,053 Less accumulated depreciation (61,386,445) Total property and equipment, net 72,532,608 Other assets Investments 12,324,110 Right-of-use lease asset, net 11,232,558 Total other assets 23,556,668 Total assets 245,286,123$ Liabilities and Members' Equity Current liabilities Excess outstanding checks over bank balance 10,698,239$ Current maturities of long-term debt 2,902,473 Note payable - seasonal loan - Current operating lease liabilities 1,958,707 Accounts payable 1,931,911 Accrued commodity purchases 60,892,294 Commodity derivative instruments 27,644,858 Other current liabilities 5,720,284 Total current liabilities 111,748,766 Long-term liabilities Long-term debt, net of current maturities 13,991,458 Long-term operating lease liabilities 6,130,994 Total long-term liabilities 20,122,452 Members' equity 113,414,905 Total liabilities and members' equity 245,286,123$ South Dakota Soybean Processors, LLC Condensed Statement of Operations For the Year Ended December 31, 2021 Net revenues 590,150,153$ Cost of revenues (556,675,807) Gross profit 33,474,346 Administrative expenses (4,590,227) Operating profit 28,884,119 Other income (expense) Interest expense (1,634,367) Other non-operating income 758,163 Income tax expense - Total other income (expense) (876,204) Income from continuing operations 28,007,915 South Dakota Soybean Proc ssors, LLC Condensed Balance Sheet December 31, 2021 Assets Current assets Cash and cash equivalents 833,738$ Trade accounts receivabl 36,571,001 Inventories 95,066,38 Commodity derivative instrume ts 11,933,759 Other current assets 4,791,96 Total current assets 149,196,8 7 Property and equipment 133,919,05 Less accumulated depreciation (61,386,445) Total property and equipment, net 72,532,608 Other assets Investme ts 12,324,1 0 Right-of-use lease ass t, net 11,232,558 Total other ssets 23,556,668 Total assets 245,286,123$ Liabilities nd Members' Equity Current liabilities Excess outstanding checks over bank balance 10,698,239$ Current maturities of long-term debt 2,902,473 Note payabl - se sonal lo n - Current ope ating l ase liabiliti s 1,958,707 Accounts payable 1,931,91 Accrued commo ity purchases 60,892,294 Commodity derivative instrume ts 27,644,858 Other current liabilities 5,720,284 Total current liabilities 111,748,766 Long-term liabilities Long-term debt, net of current maturities 13,991,458 Long-term operating l ase liabiliti s 6,130,994 Total long-term liabilities 20,122,452 Members' quity 113,414,905 Total liabili ies nd m mbers' quity 245,286,123$ South Dakota Soybean Proc ssors, LLC Condensed Statemen of Operations For the Year Ended December 31, 2021 Net revenues 590,150,153$ Cost of revenues (556,675,807) Gross profit 33,474,346 Administrative expens s (4,590,227) Operating profit 28,884,119 Other incom (expense) Interest expense (1,634,367) Other non-operating income 758,163 Income tax exp nse - Total other inc m (expense) (876,204) Income from continuing operations 28,007,915 Gain (loss) on discontinued operations - Net income 28,007,915$ Basic and diluted earnings per capital unit 0.92$ Weighted average number of units outstanding for calculation of basic and diluted earnings per capital unit 30,419,000 Gain (loss) o discontinued operations - Net incom 28,007,915$ Basic and diluted earnings per capital unit 0.92$ Weighted average number of units outstanding for calculation of basic and diluted earnings per capital unit 30,419,00 SDSP Capital Units are traded on an alternative trading system, operated by Variable Investment Advisors, Inc. (VIA). Offers to buy or sell capital units can be placed online at www.agstocktrade.com, or by calling VIA at 800-859-3018. For more details regarding SDSP’s Capital Units Transfer System, please visit our web site at www.sdsbp.com, or email memberinfo@sdsbp.com. Period Units Traded Average High Low 2021-Q4 98,500 $4.38 $4.55 $4.26 2021-Q3 74,250 $4.62 $4.83 $4.48 2021-Q2 52,000 $4.12 $4.31 $3.90 2021-Q1 197,500 $3.45 $3.90 $3.34 Condensed Statement of Operations For the Ye r Ended December 31, 2021 Condensed Statement of Operations For the Year Ended December 31, 2021 ece ber 31, 2021 © 2022 South Dakota Soybean Processors, LLC. All Rights Reserved.

PAGE 3 INCREASE YOUR PER ACRE RETURN WITH SDSP Do you ever wait for an additional 10 cents per bushel before marketing your crop? The marketing team at SDSP can make your strategy a reality if you grow Non-GMO soybeans. I am talking about the gross receipts per acre financials of growing Non-GMO Soybeans for SDSP. Before we plow into the financial benefit, let me share a little about our St. Lawrence crushing. St Lawrence, SD Facility As you likely remember, we crush a little over 5 million bushels of Non-GMO soybeans annually at our St. Lawrence, SD facility. This produces approximately 110,000 ton of soybean meal and 47 million pounds of crude soybean oil. The majority of the soybean meal goes to livestock feed consumption, which ends up in the food chain. The crude soybean oil is transported to Volga to be refined, and the majority of the final products also enters the food we consume. “The food consumer is asking more questions about where their food comes from, and how it is grown,” says SDSP Soybean Procurement Manager Kari Vander Wal. In response, SDSP stepped up to provide food companies the information their customers demand through our Non-GMO Certified Grower Network, which we began with the 2019 crop. Become a Non-GMO Certified Grower You can become a Non-GMO Certified Grower for SDSP by taking five minutes to complete two surveys during the year, the first survey due April 1 and the second survey due August 1. The one-page application requests basic growing practices and contact information. “Growers personal information is never disclosed to our customers,” says Vander Wal. Financial Impact That 10 cents you were waiting for the market to give, has now arrived from SDSP if you grow Non-GMO soybeans and market them to SDSP. Certified Growers receive a 10 cents/bushel premium on their Non-GMO 2022 soybean crop marketed to SDSP. (Sorry it is too late to sign up for the 2021 crop year.) Non-GMO Certified Growers will also be granted priority status when other programs and trials become available. At this time, enrollment in the program is voluntary; producers are not required to participate in order to sell soybeans to SDSP. To find the application on line please visit our website, sdsbp.com, click on Soybeans, and then Non-GMO Certified Grower Network. For more information about the program, please contact Kari Vander Wal or Skyler Schiefelbein, merchandising assistant, at 1-888-737-7888. BOARD NOMINATIONS DUE MARCH 15TH SDSP members will be electing one board member from each of the five districts during the annual meeting June 21, 2022. Incumbents Robert Nelsen (District 2), Jeff Hanson (District 3), and Ned Skinner (District 4) are running for re-election. There is not an incumbent running for District 1 or District 4. Any SDSP member interested in seeking nomination for the board for any of the five districts can contact Amy Koisti at 605-627-6100 to request a nomination petition. Petitions must be returned to the SDSP office by March 15, 2022. Contact one of the following members of the nomination committee with questions about the election or board member responsibilities: Jonathan Kleinjan, 605-695-2154, jonathan.kleinjan@sdstate.edu Spencer Enninga, 507-360-3119, spencer.enninga@gmail.com Wayne Enger, 320-979-6558, waenger@hotmail.com Mark Brown, 507-514-2899, mnmarkbrown@gmail.com Ronald Anderson, 312-848-9688, ronanderson@rlatrading.com

PAGE 4 100 Caspian Ave PO Box 500 Volga, SD 57071 MYGROWER – GATEWAY TO YOUR SDSP ACCOUNTS Information at your fingertips! SDSP has implemented MyGrower – a program for you to access your vital, real-time account information from anywhere, anytime! You can now view MyGrower info through an app on your smartphone or use the web based program on your computer. MyGrower allows you to run and print your own reports including Ticket Ownership Reports, which show all your tickets delivered with grades included. You can even refine your search to specific time frames. This program also gives you immediate access to soybean grades for a load once the load has exited the outbound scale – so you can see moisture, FM, etc. on your ticket just delivered. Meal, hull, and oil customers, can access real-time information about loads once they have been loaded out. If you are interested in signing up to access this program and your account information, please contact Skyler Schiefelbein at 1-888-737-7888. All we will need to get started is an email and a cellphone number to create your secure account access. SDSP thanks you for your business.